                                                           EXHIBIT 1.A(10)(a)(i)

                                                                        Flexible
                                                                         Premium
                                                                        Variable
                                                                            Life
                                                                       Insurance
                                                                     Application


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                                                         [LOGO OF SECURITY LIFE
Q2006-9/97                                                    APPEARS HERE]

[LOGO OF SECURITY LIFE APPEARS HERE]   Security Life of Denver Insurance Company
                                       1290 Broadway
                                       Denver, CO  80203
                                       303-860-1290


             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLICATION
                                 INSTRUCTIONS

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FOR ALL APPLICATIONS

 .   Use the application approved for the state in which the applicant owner will sign the application.

 .   Use dark ink to complete the application.

 .   Print LEGIBLY to avoid issue errors.

 .   Attach a complete illustration and all schedules associated with this application to expedite policy issue process and ensure that the policy is issued accordingly.

 .   Incomplete applications may require an amendment to be signed upon delivery, or may be returned, which will delay the issue process.

 .   The issue state and appropriate application form will be determined by the state in which the application was signed by the owner-applicant.
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SIGNATURES REQUIRED, Page 10:

 .   The signature of all proposed insureds (parent or guardian of the proposed insured if below age 15).

 .   The signature(s) of the owner. If a corporation is the owner, one officer, other than the proposed insured, should sign and indicate name of corporation and title of signing officer.

 .   The signature of all agent/registered representative(s) included in the sale. (Page 10 and Registered Representative's Report.)

                             APPLICATION -- PART I
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SECTION A:

A-3: Exercise Right of Exchange Rider -- complete this box to identify policy to be exchanged and return the policy along with the application and medical information on the new proposed insured.

A-4: If the application is employer sponsored, and the policy will be corporate owned, this question should be answered "No."
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SECTION B:  Proposed Insured Information

B-1: The legal name of the insured will appear on the policy as indicated in this space.

B-4   Insurance age is calculated as age nearest birthday.
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SECTION C AND SECTION D:  Owner and Beneficiary Designations

 .     If you are designating more than one owner and/or beneficiary, use Special
      Instructions, Section O, and indicate the second owner's name and/or percentage of the beneficiary split. For example:

          John Doe, Husband, 70%
          Mary Doe, Mother, 30%

      NOTE: The amount must be stated in percentages. A dollar amount may not be specified.

 .     If you are designating a trust as the owner and/or beneficiary, include the name of the Trustee, the name of the Trust and the date of the Trust. For example:

          John Doe, Trustee, of the Revocable Life Insurance Trust of James Doe, dated November 1, 1991.

 .   When you are designating more than one owner, include the social security number or tax identification number for each respective owner in Special Instructions, Section O.

 .   If you have children as owners or beneficiaries, please refer to the brochure entitled "Your Minor Child."
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SECTION F:  Special Dating Requested

 .   This section provides an option for indicating a specific age and date on which the policy applied for will be issued. This date is the POLICY DATE only, and may differ from the INVESTMENT DATE.
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SECTION J:  Premium Information

J-1:  Consult your Service Guide for List Bill and EFT guidelines.

J-2: Electronic Funds Transfer (EFT) is a premium payment method which the payor may elect. If selected, the scheduled premium will automatically be drafted from the payor's checking account.

J-3: If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must be collected in order to put the policy inforce.
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SECTION K:  Suitability

 .   Must be completed or application will be returned.

 .   The prospectus date should reflect the date printed on the cover of the prospectus provided at the time of solicitation.
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SECTION L:  1035 Exchange Information

L-4: For purposes of 1035 Exchanges, this information is required to carry over the correct cost basis and loan amount.
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SECTION O:  Special Instructions

 .   Used for any additional information (for example, billing and mailing instructions) and continuing your answers for owner and beneficiary designations.

 .   If you are requesting child rider(s) and need to request beneficiary(ies)
    other than shown in Section D, please indicate here. Include name(s) of beneficiary(ies) and relationship.

 .   May be used to continue answers to question L-12, if necessary.

 .   Payor, accepting rating on formal application only.

                            APPLICATION -- PART II
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Medical Information

    This part of the application must be completed for each person proposed for coverage unless the person is medically examined.
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[LOGO OF SECURITY LIFE APPEARS HERE]   Security Life of Denver Insurance Company
                                       1290 Broadway
                                       Denver, CO  80203
                                       303-860-1290


 Application for Flexible Premium Variable Life Insurance to Security Life of
                           Denver Insurance Company

                                    PART I

Please Print All Information Using Dark Ink
================================================================================
SECTION A -- General Information (Complete for all cases)

A-1 [_] Check here if insurance is for PENSION or similar tax qualified ERISA plan.

A-2  If above statement checked, list plan type [______________________________]
                                                (Example: Profit-Sharing;
                                                Defined Contribution; etc.)

A-3  [_] Exercise Right of Exchange Rider

     Name of Insured under Policy to be Exchanged     Policy Number

     [__________________________________________]     [___________]

A-4  Employer Sponsored Plans check one:
     Employee Owned?    [_]  Yes    [_]  No
================================================================================
SECTION B -- Proposed Insured (Complete for all cases. To apply for additional insureds complete Section G)

B-1  Name (Print full name, include suffix)
     (First, Middle, Last, Suffix)

     [_______________________________________________________________________]


B-2  Sex   [_]  Male    [_]  Female

                     Month      Day        Year
B-3  Birthdate       [_][_]     [_][_]     [_][_][_][_]

                     (Age Nearest Birthday)                       (State)
B-4  Insurance Age   [_][_]                      B-5  Birthplace  [___________]

B-6  Social Security Number     [_][_][_]-[_][_]-[_][_][_][_]

B-7  Telephone Number     [_][_][_]-[_][_][_]-[_][_][_][_]

B-8  Height      [___________]                   B-9  Weight      [___________]

B-10 Address
     (Street, Apt. No.)
     [_________________________________________________________________________]

     (City)                                            (State)
     [___________________________________________]     [_______________________]

     (Zip Code)
     [_][_][_][_][_]-[_][_][_][_]

B-11 Occupation
     [_______________________________________________]

B-12 Describe duties
     [_______________________________________________]

B-13 Employer Name
     [_____________________________________________________________]

                             Month    Year
B-14 Employment date:        [_][_]   [_][_]
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SECTION C -- Owner (Complete only if other than Proposed Insured)

C-1 Owner Name (Print full name, include suffix--if name to appear differently on policy, indicate in Section O)
     (First, Middle, Last, Suffix)
     [_________________________________________________________________________]

C-2  Relationship to Proposed Insured
     [______________________________________________]

C-3  Social Security Number or Tax I.D. No. (Include any hyphens)
     [_][_][_][_][_][_][_][_][_][_][_]

C-4  Owner Address
     (Street, Apt. No.)
     [_________________________________________________________________________]

     (City)                                            (State)
     [__________________________________________]      [_______________________]

     (Zip Code)
     [_][_][_][_][_]-[_][_][_][_]
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SECTION D -- Beneficiaries (Complete for all cases)

D-1  Primary Beneficiary(ies) (Print Full Names)      Relationship to Proposed Insured      Birthdate



     Contingent Beneficiary(ies) (Print Full Names)   Relationship to Proposed Insured      Birthdate


SECTION E -- Plan Information (Complete for all cases)

E-1  Flexible Premium Variable Life Insurance Policy
     a.  Product Name  [__________________________________________________]
     b.  Stated Death Benefit $  [___________________]
     c.  Adjustable Term Rider   [_]  Yes   [_]  No
         If Yes:   Initial Target Death Benefit $ [______________]
                   (Attach Schedule from Illustration for subsequent Target Death Benefit changes.)
     d.  Scheduled Periodic Premium $ [______________] (If premium varies from year to year attach schedule)
     e.  [_]  Option 1  (Stated Death Benefit. If no option selected, Option 1 will apply.)
         [_]  Option 2  (Stated Death Benefit plus Account Value.)
     f.  [_]  Guideline Premium Cash Value Corridor Test
         [_]  Cash Value Accumulation Test
     g.  First Year Pour-In (if any) $  [____________]
     h.  Additional Riders
         [_]  Accidental Death $  [____________]
         [_]  Additional Insured $  [____________] (Complete section G)
         [_]  Right to Exchange
         [_]  Waiver of Cost of Insurance
         [_]  Waiver of Specified Premium  $  [____________]
         [_]  Child's Insurance Rider (# of Units) [______] (Complete section H)
         [_]  Guaranteed Insurability Rider  [_____________]
         [_]  Other  [_________________________________________________________]

SECTION F -- Special Dating Requested
(If neither box checked below, policy will be issued at age nearest birthday as of issue date.)

F-1  [_] Date to Save Age    Specify Requested Age [______]

                        Mo      Day     Year
F-2  [_] Specific Date  [_][_]  [_][_]  [_][_][_][_]

SECTION G -- Additional Insured Rider

G-1 Name of Proposed Additional Insured (If more than one additional insured, specify details in special instructions, Section O)
     (First, Middle, Last, Suffix)
     [_________________________________________________________________________]

G-2  Relationship to proposed insured [________________________________________]

                Month   Day     Year
G-3  Birthdate  [_][_]  [_][_]  [_][_][_][_]

G-4  Social Security Number  [_][_][_]-[_][_][_]-[_][_][_][_]

G-5  Height  [______]      G-6  Weight  [______]

G-7  Insurance Age (Age nearest birthday) [_][_]

G-8 Show beneficiary for additional insured if different from beneficiary named in Section D.

     [Name:______________]  [Relationship:____________]  [Birthdate:___________]

SECTION H -- Child Rider


                              Birthdate Mo/Day/Yr      Height       Weight
H-1   Child                      /   /
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H-2   Child                      /   /
     ---------------------------------------------------------------------------
H-3   Child                      /   /
     ---------------------------------------------------------------------------
H-4   Child                      /   /

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SECTION I -- Guaranteed Minimum Death Benefit Option

I-1 Guarantee Period (Select one, if option desired; otherwise there will be no Guaranteed Period)

     [_]  Later of ten years or proposed insured's age 65

     [_]  Lifetime of proposed insured

     Note: The Guarantee Period will terminate if:

     1. You fail to pay the required Guarantee Period Annual premium defined in your prospectus; or

     2. Your Account Value on any Monthly Processing date is not diversified according to the following rules:

          a. No more than 35% of your Net Account Value may be invested in any one division; and

          b. Your Net Account Value must be invested in at least five divisions.

          You will satisfy these diversification requirements if: (i) you participate in the Automatic Rebalancing feature defined in and governed by the policy prospectus in effect at the time you elect the Guarantee Period and your Automatic Rebalancing allocations comply with the diversifications specified above; or (ii) you elect Dollar Cost Averaging and direct the resulting transfers into at least four other Divisions with no more than 35% of any transfer being to any one division.

          There may be other circumstances that will cause the Guarantee Period to terminate before its scheduled expiration date. See your prospectus for further information.

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SECTION J -- Premium Information

J-1  Premium Mode (If no option selected--Premium mode will be quarterly)

     [_]  Annual

     [_]  Quarterly

     [_]  Semi-Annual

     [_]  Monthly (only available for List Bill and Authorized Withdrawal/EFT)

J-2 Payment Method (If no option selected--Payment Method will be Direct Bill for Annual, Semi-Annual or Quarterly Premium Mode or EFT for Monthly Mode)

     [_]  Direct Bill (not available for monthly)

     [_]  Single Premium

     [_]  List Bill     Existing List Bill Number _________________________

     [_]  Authorized Withdrawal (Complete AuthorizedWithdrawal/EFT Form)

J-3  Premium collected with application

     The agent is not authorized to collect any premium before delivering a policy unless the Binding Limited Life Insurance Coverage form has been completed and signed by the agent, applicant and proposed insured and a copy given to the applicant. There is no coverage before delivery of the policy except as provided by that form.

     Yes       No
     [_]       [_]     a.  Has agent collected any premium (including any Authorized Withdrawal/EFT Form) with this application? If yes, total premium (including any pour-in) collected $ [__________]

     [_]       [_]     b.  If answer to (a) is "Yes," has agent complied with the Binding Limited Life Insurance
                           Coverage requirements?

     [_]       [_]     c.  Has the applicant signed and received a Binding Limited Life Insurance Coverage form in connection with this application? Attach signed copy of Binding Limited Life
                           Insurance Coverage form.

     NOTE: If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must be collected in order to put the policy inforce.

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SECTION J -- Premium Information (continued)

J-4 Initial Premium Allocation. Please allocate your Initial Premium to the Guaranteed Interest Division and/or among the Variable Account Divisions. Please use whole number percentages for each Division elected. You must allocate at least 1% of your Premium Allocation to each Division in which you elect to invest. The total must equal 100%.


     _______% GUARANTEED INTEREST DIVISION

                          VARIABLE ACCOUNT DIVISIONS

     AIM                                    INVESCO
     ____%  V.I. Government Securities      ____%  Industrial Income
     ____%  V.I. Capital Appreciation       ____%  High Yield
                                            ____%  Utilities
     Alger American                         ____%  Total Return
     ____%  Small Capitalization            ____%  VIF Small Company Growth
     ____%  MidCap Growth
     ____%  Growth                          NEUBERGER & BERMAN
     ____%  Leveraged Allcap                ____%  Limited Maturity Bond
                                            ____%  Growth Portfolio
     FIDELITY INVESTMENTS                   ____%  Partners Portfolio
     ____%  Asset Manager
     ____%  Growth Portfolio
     ____%  Overseas
     ____%  Money Market
     ____%  Index 500

     VAN ECK
     ____%  Worldwide Hard Assets
     ____%  Worldwide Emerging Markets
     ____%  Worldwide Bond
     ____%  Worldwide Real Estate

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SECTION K -- Suitability

     a. Have you, the Proposed Insured, and the Owner, if other than the Proposed Insured, received a current Prospectus dated
         ______________________ for the Variable Life Insurance policy applied for and current prospectus for each of the Variable Account Divisions?
         [_] Yes   [_] No

     b. Do you understand that under the policy applied for the amount or duration of the death benefit may vary under specified conditions; policy values may increase or decrease in accordance with the investment experience of investment divisions in a Separate Account, and may increase in accordance with the interest credited in the Guaranteed Interest Division; and the amount payable at the Final Policy Date is not guaranteed but is dependent on the amount then in the Account Value? [_] Yes [_] No

     c. Do you understand that any personalized illustrations received are based on hypothetical interest assumptions which may not be indicative of actual future investment experience of our Separate Account or of actual interest credited in our Guaranteed Interest Division?
         [_] Yes  [_] No

     d. With this in mind, is the policy in accord with your insurance objectives and your anticipated financial needs? [_] Yes [_] No

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SECTION L -- Personal Information

L-1 List life insurance policies on all persons proposed for coverage (1) now in force or (2) applied for within the last 12 months, or (3) pending now. If NONE, Check this box [_]


        Name of                           Year                A.D.     Business or       Indicate if Inforce,
    Proposed Insured       Company       Issued    Amount    Amount      Personal       Applied for, or Pending
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                                                                    Yes    No
L-2  Has any proposed insured ever been declined for insurance
     (or reinstatement) or been offered insurance with
     restricted benefits or at other than standard rates?
     (If "Yes" give details in section L-12)                        [_]    [_]

L-3  Is this insurance to replace, or will it cause any change in, any insurance or annuity on any person proposed for
     coverage? (If "Yes" submit a completed replacement form
     with this application.)                                        [_]    [_]

L-4  a.  Is this insurance intended to be a tax free exchange
         1035 Exchange? (If "Yes" indicate Company in section
         L-12)                                                      [_]    [_]
     b.  If "Yes" will any policy loan be carried over?             [_]    [_]

L-5  Has any person proposed for coverage:
     a.  ever smoked cigarettes? (If "Yes," give name and
         details in section L-12)                                   [_]    [_]
     b.  ever used tobacco in any form other than cigarettes?
         (If "Yes" give name and details in section L-12)           [_]    [_]
     c.  ever stopped smoking cigarettes? (If "Yes" give name
         and date last smoked in section L-12)                      [_]    [_]
     d.  ever stopped using tobacco in any form other than
         cigarettes. (If "Yes" give name, type and date
         last used in section L-12)                                 [_]    [_]

L-6  Within the last 3 years or within the next 12 months,
     has any person proposed for coverage:
     a.  flown (or planned to fly) other than as a passenger
         on a regularly scheduled airline? (If "Yes" complete
         Aviation Supplement.)                                      [_]    [_]
     b.  had a drivers license denied, revoked, or suspended;
         had three or more moving violations; been convicted of
         an alcohol or drug related driving offense; been
         involved in two or more auto accidents? (If "Yes"
         give details in  section L-12)                             [_]    [_]
     c.  participated in (or intend to participate in) vehicle
         racing (on land or water), ballooning, bobsledding,
         hang gliding, ultralight aviation, horse racing,
         mountaineering, rodeo, scuba/skin diving, skydiving/
         parachuting, or bungee cord jumping? (If "Yes"
         complete Avocation Supplement)                             [_]    [_]

L-7  List Driver's License No. [_][_][_][_][_][_][_][_][_][_][_][_]
     State [______]

L-8  Does any person proposed for coverage contemplate traveling or residing outside the U.S.A. or Canada within the next 12
     months? (If "Yes" give details in section L-12)                [_]    [_]

L-9  Has any person proposed for coverage been convicted of a felony within the last 5 years? (If "Yes" give details in
     section L-12)                                                  [_]    [_]

L-10 Has any person proposed for coverage:
     a.  ever had, or now have, any type of heart disease,
         cancer, leukemia, or malignant tumor? (If "Yes"
         give details in section L-12)                              [_]    [_]
     b.  ever been diagnosed by a licensed member of the medical profession as having Acquired Immune Deficiency Syndrome
         (AIDS) or any immune deficiency or disorder? (Do Not
         Answer This Question If You Reside In Nevada.) (If "Yes"
         give details in section L-12)                              [_]    [_]

L-11 Does any person proposed for coverage now participate in any
     regular physical exercise program?                             [_]    [_]

L-12 Details of "YES" Answers to Questions L-2 through L-11         [_]    [_]


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SECTION M -- Medical Exam Certificate (Complete when submitting medical examination of another insurance company.)

M-1  The attached examination is on the life of: [____________________________]

M-2 Name of insurance company for which examination was made and date of examination:
     --------------------------------------------------------------------------
      Company                                              Date of Examination

     --------------------------------------------------------------------------

M-3 To the best of the proposed insured's knowledge and belief, are the statements in the examination true as of today?
          [_] Yes     [_]No   (If "No," explain in "REMARKS")

M-4 Has the proposed insured consulted a doctor or other practitioner or received medical or surgical advice since the date of the examination?
          [_] Yes     [_]No   (If "No," explain in "REMARKS")
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     Remarks to No. M-3 and M-4




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================================================================================
SECTION N -- Financial Information Must be completed where the face amount exceeds (1) $200,000 for business insurance, (2) $300,000 for an insured 65 and under, or (3) $100,000 for an insured over 65.

N-1  What is the purpose of the insurance applied for? [______________________]

     If the insurance applied for is personal, what is the proposed insured's:

     Annual Earned Income           $ [__________]
     Annual Interest & Other Income $ [__________]
     Total Assets                   $ [__________]
     Total Liabilities              $ [__________]
     Total Net Worth                $ [__________]

N-2  If Business Insurance:

     a. Annual net profit (before taxes, past two years)

                        Last Year             2 Years Ago
                    $ [____________]       $ [____________]

     b. Business reason for insurance (check at least one box and furnish details)

        [_] Key Person     [_] Stock Redemption/Buy and Sell    [_] Other

     c. If Key Person insurance:

        (1) Are all partners or key people to be covered? [_] Yes [_] No (If "No," explain)

             -----------------------------------------------------------



             -----------------------------------------------------------

        (2)  Does proposed insured have an ownership interest in the business?
              [_] YES   [_] NO
             If "Yes," what is proposed insured's percent of ownership? [____%]

        (3)  What is proposed insured's annual income? $ [____________________]

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SECTION N -- Financial Information (Continued) Must be completed where the face amount exceeds (1) $200,000 for business insurance, (2) $300,000 for an insured 65 and under, or (3) $100,000 for an insured over 65.

     d.  If to fund stock redemption, is there a written agreement?
          [_] Yes   [_] No

         (1)  What is the book value of the business? $ [____________]

         (2)  What is the market value of the business? $ [____________]

         (3)  How was the value determined? [__________________________________]

N-3  Is this insurance to guarantee a loan?  [_] Yes    [_] No

     a.  If "Yes," is the lender requiring this insurance?  [_] Yes   [_] No

     b.  Is the loan finalized?  [_] Yes   [_] No

     c.  What is the term of the loan? (Months) [_________]

     d.  Name of lender: [_____________________________________________________]

     e.  Amount of loan: [_____________________________________________________]

     f.  Purpose of loan:[_____________________________________________________]

     g.  Are others being insured for the same purpose?  [_] Yes   [_] No
         If Yes, who and for what amount?

         [____________________________________]  Amount $ [____________________]
         [____________________________________]  Amount $ [____________________]

N-4 Additional remarks about purpose of the insurance and how the amount of insurance was determined.

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     Remarks to Section N


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SECTION O -- Special Instructions

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                                    PART II
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Please Print All Information Using Dark Ink

Part II must be completed for each person proposed for coverage unless the person is medically examined.
================================================================================
SECTION A -- Personal Physicians

A-1 For each person proposed for coverage, give the name and address of the personal physicians and the date and reason the physician was last seen.

     If NONE, check here  [_]
        ----

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      Proposed Insured's Name     Name and Address of Physician     Date of Reason Last Seen
     -------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------
                               -----------------------------------------------------------------
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                               -----------------------------------------------------------------
                               -----------------------------------------------------------------
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                               -----------------------------------------------------------------
                               -----------------------------------------------------------------
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SECTION B -- Medical Information (Complete for each person proposed for coverage.) (For all of Section B, circle each specific condition and give details of all "Yes" answers in the Details Section following question B-11. Give name of disease, symptoms, etc.; the date of onset; the duration; number of attacks; and name and addresses of medical professional or hospital providing services.)

B-1 Has any person proposed for coverage ever been treated for, or been told by a member of the medical profession that the person has:

                                                                      Yes   No
     a.  pain, pressure, or discomfort in the chest or arms; high blood pressure; heart murmur; irregular heartbeat; or any
         other disease or disorder of the heart?                      [_]   [_]

     b.  anemia; leukemia; or any other disorder of the blood,
         veins or arteries?                                           [_]   [_]

     c.  asthma; bronchitis; pneumonia; tuberculosis; emphysema;
         shortness of breath; chronic cough,or any other disorder
         of the lungs or respiratory system?                          [_]   [_]

     d.  mental or emotional disorder, nervous breakdown;
         epilepsy; convulsions; chronic fatigue; fainting spells;
         paralysis; stroke; or any other disorder of the brain or
         nervous system?                                              [_]   [_]

     e.  significant weight loss; ulcer; colitis; diverticulitis;
         hepatitis; cirrhosis; persistent diarrhea; or other disease
         of the liver, gall bladder, pancreas, stomach or intestines? [_]   [_]

     f.  diabetes; thyroid; recurrent enlarged glands; or other
         glandular disease or disorder?                               [_]   [_]

     g.  arthritis; gout; or any bone, joint, muscle, or skin
         disorder?                                                    [_]   [_]

     h.  polyp, tumor, or cancer?                                     [_]   [_]

     i.  disorder of the urinary tract or kidneys; urethritis;
         cystitis; sugar, albumin, or blood in the urine?             [_]   [_]

     j.  prostate or testicular disease; venereal disease; herpes;
         or disease of the uterus, ovaries or breasts?                [_]   [_]

     k.  any disorder of the eyes; ears; nose; or throat?             [_]   [_]

     l.  any other health impairment or medically or surgically treated condition within the last 5 years not mentioned
         above?                                                       [_]   [_]

                                                                      Yes   No

B-2   Has any person proposed for coverage ever been treated for or been told by a licensed member of the medical profession that the person has Acquired Immune Deficiency Syndrome
      (AIDS) or any disorder or deficiency of the Immune System?
      (Do Not Answer This Question If You Reside In Nevada.)          [_]   [_]

B-3 Within the past 10 years, has any person proposed for coverage:

      a. tested positive in a test to detect antibodies to the
         AIDS virus (Human T-Cell Lymphotrophic virus type III;
         HTLV-III, Human Immunodeficiency Virus [HIV])? (Do Not
         Answer This Question If You Reside in Connecticut or
         Maine.)                                                      [_]   [_]

      b. had a blood transfusion?                                     [_]   [_]

B-4   Within the past 5 years, has any person proposed for coverage been a patient in or had treatment at a hospital, clinic,
      sanitarium or other medical facility?                           [_]   [_]

B-5   Is any person proposed for coverage now under regular medical observation by, or taking treatment from, a member of the
      medical profession?                                             [_]   [_]

B-6 Other than as stated in the answers above, has any person proposed for coverage, within the last 5 years:

      a.  had a checkup or consultation with a member of the
          medical profession?                                         [_]   [_]

      b.  had an electrocardiogram, x-ray, blood test or other test?  [_]   [_]

      c.  been advised by a member of the medical profession to have any diagnostic test, hospitalization, or surgery which was
          not completed?                                              [_]   [_]
          ---
B-7   Does any person proposed for coverage have a deformity or an
      amputation?                                                     [_]   [_]

B-8   Does any person proposed for coverage now take any medicine
      prescribed by a member of the medical profession?               [_]   [_]

B-9   Except as legally prescribed by a physician, has any person proposed for coverage ever used narcotics, cocaine, marijuana, or any hallucinatory or mind altering substances in the past
      10 years?                                                       [_]   [_]

B-10  In the last 5 years, has any person proposed for coverage received treatment for or joined an organization because of
      the alcoholism or drug addiction of that person?                [_]   [_]

B-11  Has any parent, brother, or sister of any person proposed for coverage ever had cancer; diabetes; high blood pressure; heart or kidney disease; nervous or mental disorder; tuberculosis;
      or hereditary disorder?                                         [_]   [_]

Details of "Yes" answers to questions B-1 through B-11

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Ques.     Name of
No.       Proposed Insured       Complete Details (including, if any, name of physician noted in Section A-1)
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SECTION C -- Family History

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                                     Living                    Deceased
Family Member        Age        State of Health           Age at Death/Cause
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Father
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Mother
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Brothers
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Sisters
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                                  AGREEMENTS

All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:

1. The statements and answers in this application will be relied upon and form the basis of any insurance.

2. No information will be considered as having been given to Security Life unless it is written in this application. (This paragraph does not apply in the states of Maine, Missouri, Oregon, South Carolina, and South Dakota.)

3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.

4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments.

    In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.

5. Insurance Under Policy Applied For - Except as may be provided in any Binding Limited Life Insurance Coverage, no policy of insurance will be in force until (1) the first policy premium is paid and (2) the policy is delivered while the facts and health condition of the proposed insured(s) are as represented in this application. When these conditions are satisfied, the policy as delivered will then take effect.

6. Binding Limited Life Insurance Coverage - Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.

7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.

8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

               AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

Security Life of Denver Insurance Company ("Security Life") may obtain information about me or my minor children from: any physicians; medical practitioner; hospital, clinic or other medical facility; employer; other insurance companies or institutions; consumer reporting agency; or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to evaluate my application for insurance or benefits. Security Life may obtain an investigative consumer report and any records or other information available as to diagnosis, treatment and prognosis of any physical or mental condition.

Security Life may obtain any drug, physical and mental health, and alcohol-related information which may be protected by federal or state laws and regulations. As it pertains to alcohol and drug information covered by federal regulation, this authorization may be revoked at any time by written notice to Security Life. But any action taken before my written revocation is received by Security Life will not be affected.

Security Life may make a brief report about me or my children to MIB, Inc. Security Life may disclose information to: its reinsurers; those who perform services for Security Life on my application for insurance or benefits: or those companies to which I have applied or may apply for life or health insurance or benefits. Disclosure may be made when required or permitted by law.

This is valid for two and one-half years from the date below. An original or copy may be used by Security Life or its authorized representatives to obtain information. I have read and received a copy of this authorization. I also have a copy of the Notice of Information Procedures. It includes the MIB, Inc. and Fair Credit Reporting Notices.


NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information may be guilty of insurance fraud.


Signature of
Proposed Insured [_____________________________________] Date [________________]
(If below age 15, signature of parent or guardian)

Signature of Owner
(If other than proposed insured) [_____________________________________________]
OR (If applicable) Corporate        (If a firm or corporation is to be owner,
Owner Signature                     the signature and title of an officer
                                    other than the proposed insured is
                                    required.)

Signed by Owner at [State________]

Signature of Spouse [__________________________________________________]

Signature of Additional Insured(s)
(If proposed for coverage) [___________________________________________________]

Except for any medical exam form, I certify that I have asked and recorded completely and accurately the answers to all questions on this application. I know of nothing else affecting the risk.

Signature of Agent/
Registered Rep. [________________________________Reg. Rep. Number______________]

Signature of Agent/
Registered Rep. [________________________________Reg. Rep. Number______________]

Signature of Agent/
Registered Rep. [________________________________Reg. Rep. Number______________]

[___________________________________]  [_______________________________________]
Name of Broker/Dealer/Branch/OSJ          Address of Broker/Dealer/Branch/OSJ

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      HOME OFFICE
      CORRECTIONS
   (FOR HOME OFFICE
      USE ONLY)


                                               (Not applicable in West Virginia)
--------------------------------------------------------------------------------

                      Registered Representative's Report
             (Must be completed and signed for every application)

                                                                      Yes   No

1)  Do you have knowledge or reason to believe that replacement
    of existing insurance or annuity may be involved?                 [_]   [_]
    If Yes, explain:_____________________________________________

2)  How long have you known the proposed insured? ______ Years
    Are you related?                                                  [_]   [_]
    If so, how? _________________________________________________

3)  Does the proposed insured speak English?                          [_]   [_]

    Was the application interpreted for and understood by the
    proposed insured?                                                 [_]   [_]

    Are all persons proposed for coverage U.S. citizens?              [_]   [_]
    If not, how long in U.S.? _____Mos. _____Yrs.

4)  Did proposed insured approach you for this insurance?             [_]   [_]

5) What is the amount of insurance in force on the spouse of the proposed insured? $______________________________________

6) If any proposed insured is a minor, what is the amount of insurance on:

    Father   $___________      Mother  $__________

    Brothers $___________      Sisters $__________

7)  Will the applicant accept this policy if it is a "Modified
    Endowment" at issue?                                              [_]   [_]

8)  If a medical exam is required, has it been ordered?               [_]   [_]

9)  What is the source of the first premium payment:
    [_] Applicant check
    [_] Other (specify):_________________________________________
================================================================================
10) Writing Registered Representative (Print) [________________________________]

    Writing Registered Representative (Sign) [_________________________________]

    Date [_________________] Registered Representative Number:[_][_][_][_][_][_]

                            Production Credit Split

                           Variable
                         Agent Number          Percent

                         ------------          -------

                         ------------          -------

                         ------------          -------

--------------------------------------------------------------------------------
11) What was the PRIMARY purpose of the insurance?

    PERSONAL PLANNING

    A [_] Estate/Death Tax
    B [_] Family Protection
    C [_] Mortgage Protection
    D [_] College Funding
    E [_] Gift/Charitable
    F [_] Retirement Maximizer
    G [_] IRP/PPP/PRO
    H [_] Savings
    I [_] Other ________________________

    BUSINESS PLANNING

    J [_] Executive Bonus
    K [_] Qualified Plan
    L [_] Deferred Compensation
    M [_] Buy-Sell
    N [_] Key Executive
    O [_] Employee Benefit
    P [_] Other ________________________

================================================================================
12) Who was the PRIMARY decision-maker involved?

    PERSONAL PLANNING

    A [_] Insured
    B [_] Insured and Spouse
    C [_] Parent
    D [_] Grandparent
    E [_] Child(ren)
    F [_] Other ________________________

    BUSINESS PLANNING

    G [_] Businessowner
    H [_] Attorney
    I [_] Accountant
    J [_] Board of Directors
    K [_] Trustee
    L [_] Other ________________________

================================================================================
13) Did the Home Office or Regional Staff assist you? [_] Yes [_] No (If yes, check all that apply.)

    A [_] Illustration
    B [_] Case Design
    C [_] Sample Documents
    D [_] Template Design
    E [_] Estate Analysis
    F [_] Business Analysis
    G [_] Family Asset Review
    H [_] Competition Services
    I [_] Legal Consultation
    J [_] Other ________________________

                        (Detach and give to Applicant)

                                  AGREEMENTS

All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:
1. The statements and answers in this application will be relied upon and form the basis of any insurance.
2. No information will be considered as having been given to Security Life unless it is written in this application. (This paragraph does not apply in the states of Maine, Missouri, Oregon, South Carolina, and South Dakota.)
3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.
4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments. In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.
5. Insurance Under Policy Applied For-Except as may be provided in any Binding Limited Life Insurance Coverage, no policy of insurance will be in force until (1) the first policy premium is paid and (2) the policy is delivered while the facts and health condition of the proposed insured(s) are as represented in this application. When these conditions are satisfied, the policy as delivered will then take effect.
6. Binding Limited Life Insurance Coverage-Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.
7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.
8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

                       NOTICE OF INFORMATION PROCEDURES

OUR UNDERWRITING PROCESS
This process is an evaluation of information about you. It is to see if you qualify for the insurance requested. The information we review may vary with the insurance applied for. We look at information about you such as: your age; occupation; health; mode of living; avocation; and other personal information.

Answers on the application are the principal source of information. We may contact other people or institutions personally, by phone, or by letter. The purpose is to confirm or add to information you have provided. For example, we may obtain information from your doctor, clinic, hospital, or other insurers. In some cases, your Security Life agent may obtain information on our behalf. A medical examination or laboratory tests may be requested.

NOTICE
Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information may be guilty of insurance fraud.

MIB, INC.
Medical Information Bureau, Inc. ("MIB, Inc.") may provide Security Life with a brief report about you. This is a nonprofit organization of life insurance companies which has an information exchange for its members. Information that is sent to MIB, Inc. by one member may be given to their member companies who have a business need for it.

Upon your written request, MIB, Inc. will arrange for disclosure of any information it may have in your file. If you question the accuracy of MIB's information, you may request a correction according to the procedures in the Federal Fair Credit Reporting Act. MIB's address is: P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone 617/426-3660.

CONSUMER REPORTS
In some cases, a Security Life representative may prepare a consumer report or investigative consumer report about you or, Security Life may ask an independent agency to prepare a consumer report or an investigative consumer report about you. These reports may include information on your character; general reputation; personal characteristics such as health, finances, and job, and mode of living except as may be related directly or indirectly to your sexual orientation. Any information obtained by the agency may be kept in its file and later given to others who have a business need for it.

If an investigative consumer report is ordered by Security Life, the report will include information obtained through interviews with your neighbors, friends, or others you know. You may request a personal interview. The agency will make a reasonable attempt to talk to you. It will include that information in its report. The Federal Fair Credit Reporting Act gives you the right to make a written request within a reasonable period of time, to receive additional information from Security Life about the nature and scope of an investigation, if one is made. We will provide the name, address, and phone number of any agency we ask to prepare such a report. You may contact the agency directly to learn about the contents of the report.

DISCLOSURE OF INFORMATION
Information we obtain about you is confidential. As permitted by law, we may disclose information without further authorization to others such as: consumer reporting agencies hired to prepare investigative reports; insurance companies to which you have applied for coverage or benefits; those providing services for us; those conducting bona fide actuarial, marketing, or scientific studies or audits; and your attending doctor.

Upon written request, we will give you more information about these procedures.

YOUR RIGHT TO REVIEW INFORMATION
These are procedures by which you can make a written request to review personal information in our policy file. However, Security Life will not disclose information to you that was prepared for any anticipated claim or any civil or criminal proceeding. We also have procedures by which you may request correction, amendment, or deletion of any information in our files which you believe to be inaccurate or irrelevant. Upon written request, we will provide you with further information about these procedures.

We hope this notice helps explain our underwriting process. If you have any additional questions, discuss them with your agent or contact us directly.

                   Security Life of Denver Insurance Company
                                 1290 Broadway
                               Denver, CO 80203
                                 303-860-1290

[LOGO OF SECURITY LIFE APPEARS HERE]
1290 Broadway
Denver, CO  80203